Exhibit 99.1
Credit Suisse 2007 Energy Summit February 6, 2007

Forward-Looking Statements This presentation contains forward-looking statements. Neither the Company nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2005, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome and timing of APS' retail rate proceedings pending before the ACC; the timely recovery of PSA deferrals, including such deferrals in 2005 and 2006 associated with unplanned Palo Verde outages and reduced power operations that are the subject of ACC prudence reviews; the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory, legislative and judicial proceedings, both current and future, relating to the restructuring; market prices for electricity and natural gas; power plant performance and outages; transmission outages and constraints; weather variations affecting local and regional customer energy usage; customer growth and energy usage; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile fuel and purchased power costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; current credit ratings remaining in effect for any given period of time; our ability to compete successfully outside traditional regulated markets (including the wholesale market); the performance of our marketing and trading activities due to volatile market liquidity and any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; the performance of the stock market and the changing interest rate environment, which affect the value of the assets in the trusts holding our nuclear decommissioning, pension, and other postretirement benefit plans assets, the amount of required contributions to Pinnacle West's pension plan and contributions to APS' nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; technological developments in the electric industry; the strength of the real estate market in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.

Focus on vertically integrated utility Capitalize on strong intrinsic growth Maintain solid operating performance Attain constructive regulatory outcomes Optimize real estate assets Create long-term value Strategic Objectives

2 10 3 1 7 6 5 4 Arizona Leads U.S. in Population Growth 8 9 Annual percent change 2005 - 2006, U.S. Census Bureau

2002 2003 2004 2005 2006 Arizona Population 0.028 0.027 0.03 0.036 0.031 APS Customers 0.031 0.033 0.037 0.043 0.044 APS Retail Sales* 0.032 0.04 0.052 0.039 0.055 Solid Economic Foundation for Sales Growth * Weather normalized Annual Growth

2005 2006 2007 2008 2009 MW APS Resource Requirements for Native Load 2005 - 2009 Average Annual Growth 4.3% Projected Peak Load & Reserves Long-term Resources Market Purchases Peaking Shortfall

Nuclear Overview Capacity Factor Capacity Factors loss due to various maintenance issues Unit 1 '05 0.662 Unit 1 '06 0.423 0.471 Unit 2 '05 0.819 Unit 2 '06 0.852 Unit 3 '05 0.839 Unit 3 '06 0.855 Top U.S. power producer past 14 years Recent operating issues Unit 1 vibration Pressurizer replacements NRC concerns Performance improvement plan underway Randy Edington, new chief nuclear officer Capacity Factor Capacity Factor Loss Due to Vibration Issues Capacity Factor Unit 1 Unit 2 Unit 3 '05 '06 '05 '06 '05 '06

2006 Coal Generation Highlights 2002 2003 2004 2005 2006 APS 0.804 0.758 0.842 0.871 0.869 Industry Average* 0.679 0.685 0.706 0.719 Record-breaking coal capacity factor for third straight year Four Corners Set new production record 15.9+ million MWh Capacity factor 87% Cholla Set new production record 4.7+ million MWh Capacity factor 87% Strong operating performance saved $42 million * Latest available Capacity Factor

Business Customers APS ranked #1 among IOUs in West Superior Customer Satisfaction vs. Western Investor-Owned Electrics J.D. Power 2006 survey results Residential Customers APS ranked #2 among IOUs in West

Retail rate case 7-mill interim PSA adjustor extension 2007 annual adjustor reset Regulatory Issues

APS Retail Rate Request Components Fuel and Purchased Power Capital Structure Update Sundance and Other Rate Base Items Pension Funding $315 98 46 41 20.4% Increase Other (65) 14.8% 4.6% 2.2% 1.9% (3.1)% $ 435 Million

Retail rate case Post-hearing briefs due January 22 and February 16 ALJ recommendation "Exception" comment period ACC decision target 2nd quarter 2007 7-mill interim PSA adjustor extension Until rates become effective under rate case Approved December 2006 2007 annual adjustor reset 3.99-mill adjustor for 12 months effective February 1, 2007 Regulatory Calendar

SunCor Objectives Capitalize on assets and expertise Deploy capital efficiently Maintain strong financial discipline

SunCor Gross Margin Contribution by Business Line Gross Margin Contribution ($ Millions) 2002 2003 2004 2005 2006 2007 Home sales 26 33 41 48 58 31 Condo sales 4 Land sales 21 35 66 54 57 49 Commercial property and management 12 29 13 7 15 19 Sale of assets 15 40 6 28 19 18 Total pretax gross margin 74 137 126 137 153 117 2002 2003 2004 2005 2006 $ Millions Pretax Home Sales Sale of Assets Condo Sales Land Sales Commercial Property & Management 2007 Projected

Financial Objectives Strong financial discipline Ample liquidity and access to capital markets Solid balance sheet strength Active management of costs and business risks Long-term value for shareholders

Consolidated EPS Summary 4th Quarter 2006 and 2005 4Q 2005 4Q 2006 Reported 0.22 0.18 On-Going 0.22 0.14 Per Share

$ 0.10 Retail sales growth $(0.04) Higher depreciation $(0.03) Higher interest costs $(0.07) Higher O&M costs Consolidated On-Going EPS Summary of Major Variances $(0.02) SunCor 4th Quarter 2006 vs 4th Quarter 2005 $(0.02) Weather

Consolidated EPS Summary Year 2006 and 2005 2005 2006 Reported 1.82 3.27 On-Going 3.35 3.13 Per Share

$ 0.53 Retail sales growth $(0.29) Increased fuel and purchased power costs net of PSA deferrals $(0.34) Higher O&M costs Consolidated On-Going EPS Summary of Major Variances $ 0.05 SunCor $(0.11) Lower marketing and trading gross margin Year 2006 vs Year 2005 $(0.07) Higher depreciation $ 0.01 Other items - net

Base level of consolidated earnings expected to be within reasonable range around $2.45 per share Before effects of APS retail rate case decision SunCor earnings of $0.30 - $0.35 per share With rate relief, consolidated earnings expected to be within reasonable range around $3.00 per share Base-level earnings plus $0.55 per share rate case effects Assumes APS' full retail rate request granted effective May 1, 2007 APS earnings approximately $2.70 per share (8% ROE) 2007 Earnings Outlook

Solid Equity Ratios to Support Growth 2002 2003 2004 2005 2006 Consolidated Equity Ratio 0.452 0.454 0.474 0.532 0.51 2002 2003 2004 2005 2006 APS equity ratio 0.493 0.457 0.451 0.538 0.52 Consolidated APS Excludes off-balance sheet adjustments * Unaudited 2002 2003 2004 2005 51% 52% 2006* 2002 2003 2004 2005 2006*

($ Millions) 2004 2005 2006 2007 2008 2009 APS Distribution 275 325 357 361 414 459 APS Transmission 67 92 114 173 195 288 APS Generation 144 356 176 323 304 313 Other (a) 31 49 22 39 56 51 Total excluding SunCor 517 822 669 896 969 1111 SunCor (b) 81 106 201 101 130 100 Total 598 928 870 997 1099 1211 $ Millions Projected Excluding SunCor APS Distribution APS Generation Other APS Transmission Significant Capital Investment to Support Growth

Top Quartile Five-Year Dividend Growth Top 20 Companies 5 yr div growth Average Constellation Energy 0.258 0.002 UniSource Energy 0.16 0.002 Exelon 0.158 0.002 PPL Corp 0.157 0.002 PNM Resources 0.105 0.002 Entergy 0.104 0.002 Northeast Utilities 0.084 0.002 TXU 0.076 0.002 Scana Corp 0.07 0.002 FPL 0.06 0.002 FirstEnergy 0.059 0.002 Pinnacle West 0.056 0.002 Energy East 0.055 0.002 NSTAR 0.042 0.002 Avista Corp 0.039 0.002 Sempra Energy 0.037 0.002 Vectren Corp 0.035 0.002 Duke Energy 0.031 0.002 Southern Company 0.03 0.002 Wisconsin Energy 0.028 0.002 Progress Energy 0.023 0.002 WPS Resources 0.018 0.002 Dominion Resources 0.014 0.002 KeySpan 0.013 0.002 DPL 0.012 0.002 Public Service Enterprises 0.011 0.002 Consolidated Edison 0.009 0.002 Pepco Holdings 0.008 0.002 Cleco Corp 0.007 0.002 DTE Energy 0.006 0.002 OGE Energy 0.004 0.002 Ameren Corp 0 0.002 CH Energy 0 0.002 Great Plains Energy 0 0.002 Hawaiian Electric 0 0.002 UIL Holdings 0 0.002 Westar Energy -0.036 0.002 NiSource -0.045 0.002 American Electric Power -0.083 0.002 IDACORP -0.084 0.002 Alliant Energy -0.087 0.002 Xcel Energy -0.095 0.002 Duquesne Light -0.099 0.002 TECO Energy -0.112 0.002 Puget Energy -0.115 0.002 Allete -0.147 0.002 Centerpoint Energy -0.167 0.002 Allegheny Energy -1 CMS Energy -1 Edison International n.m. PG&E Corp n.m. Sierra Pacific n.m. Average Industry Average 0.2% 2001 - 2006 Compound Annual Growth Rates for U.S. Electric Utilities PNW 5.6%

Focus on vertically integrated utility Capitalize on strong intrinsic growth Maintain solid operating performance Attain constructive regulatory outcomes Optimize real estate assets Create long-term value Strategic Summary

Appendix

APS $ 12.9 $ 18.3 $ (5.4) SunCor (including disc ops) 11.4 13.5 (2.1) Other (5.8) (10.5) 4.7 Net income as reported $ 18.5 $ 21.3 $ (2.8) EPS as reported $ 0.18 $ 0.22 $ (0.04) On-going EPS $ 0.14 $ 0.22 $ (0.08) 2006 2005 Change Earnings Summary 4th Quarter 2006 vs 4th Quarter 2005 $ Millions, except EPS

Net income $ 18.5 $ 0.18 $ 21.3 $ 0.22 Adjustments: Regulatory disallowance - - (2.8) (0.03) Silverhawk disc ops - - 2.8 0.03 Income tax credits related to prior years (3.7) (0.04) - - On-going earnings $ 14.8 $ 0.14 $ 21.3 $ 0.22 On-Going Earnings Reconciliation 4th Quarter 2006 vs 4th Quarter 2005 $ Millions, except EPS 4th Quarter 2006 4th Quarter 2005 Earnings Diluted EPS Earnings Diluted EPS

APS $ 269.7 $ 170.5 $ 99.2 SunCor (including disc ops) 60.5 55.6 4.9 Other (2.9) (49.8) 46.9 Net income as reported $ 327.3 $ 176.3 $ 151.0 EPS as reported $ 3.27 $ 1.82 $ 1.45 On-going EPS $ 3.13 $ 3.35 $ (0.22) 2006 2005 Change Earnings Summary Year Ended December 31, 2006 vs 2005 $ Millions, except EPS

Net income $ 327.3 $ 3.27 $ 176.3 $ 1.82 Adjustments: Income tax credits related to prior years (14.0) (0.14) Regulatory disallowance 84.5 0.87 Silverhawk sale 67.4 0.69 NAC sale (3.7) (0.03) On-going earnings $ 313.3 $ 3.13 $ 324.5 $ 3.35 On-Going Earnings Reconciliation Year Ended December 31, 2006 vs 2005 $ Millions, except EPS 2006 Earnings Diluted EPS Earnings Diluted EPS 2005

Current Credit Ratings Profile S&P Moody's Fitch Pinnacle West (Parent) Senior Unsecured Debt BB+ Baa3 BBB- Outlook Stable Negative Stable APS Senior Unsecured Debt BBB- Baa2 BBB Outlook Stable Negative Stable

Liquidity Resources APS $400 million revolver through December 2010 $500 million revolver through September 2011 Next long-term debt maturity 2011 Year-end 2006 invested position of approximately $100 million Pinnacle West (parent) $300 million revolver through December 2010 Commercial paper balance of approximately $30 million as of December 31, 2006 Next long-term debt maturity 2011

Phoenix APS Retail Service Territory APS Retail Service Territory

Arizona Population Highlights Arizona's population 6.2 million Arizona 16th largest state Arizona 16.3% population change since 2001 Arizona's population expected to reach 10.7 million by 2030 Phoenix 5th largest city in U.S.

APS 2006 Retail Customer and Sales Mix Customers 2006 Residential 936464 Commercial 110547 Industrial 3526 Other 1358 Total 1051895 2006 Customers 2006 Sales (MWh) Residential 936464 0.89 12993961 0.47 Commercial 110547 0.11 12348200 0.44 Industrial 3526 2475311 0.09 Other 1358 152925 Total 1051895 27970397 Sales (MWh) 2006 Residential 12993961 Commercial 12348200 Industrial 2628236 Total 27970397 1.1 Million Customers 27,970 GWh Sales Residential Commercial Industrial

APS 2006 Native Load Energy Fuel Mix % of Native Load Nuclear 0.22 Coal 0.42 Gas, oil and other 0.22 Firm Purchases 0.14 Coal Gas Purchased Power Nuclear

Generation Operating History '02 '03 '04 '05 '06 APS 0.858 0.803 0.84 0.833 0.805 Industry Average* 0.755 0.75 0.776 0.779 '02 '03 '04 '05 '06 APS 0.853 0.878 0.909 0.918 0.936 Industry Average* 0.832 0.841 0.843 0.871 Gas Equivalent Availability Factors Nuclear and Coal Combined Capacity Factors * Latest available 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 APS Industry Average*

APS Baseload Capacity RFP Requirements Delivery as early as 2009 but no later than 2014 Equity ownership or purchase power agreement 100 - 500 MW of capacity per proposal Ability to operate at or above 85% capacity factor Schedule Proposals received July 2006 Shortlist notification October 2006 Completion expected in 2007

2006 Social Responsibility Awards Innovest's highest rating (AAA) and ranked #2 electric utility Dow Jones Sustainability Index industry leader Global 100 Most Sustainable Corporations in World by Corporate Knights Storebrand's Social Responsibility Index "best in class" distinction EPA Climate Protection Award

Arizona Corporation Commissioners Party Commissioner Term Commissioner Affiliation Since Expires Jeff Hatch-Miller, Chairman Republican Jan. 2003 Jan. 2009 Michael Gleason Republican Jan. 2003 Jan. 2009 Kristin Mayes Republican Oct. 2003 Jan. 2011 William Mundell Republican June 1999 Jan. 2009 Gary Pierce Republican Jan. 2007 Jan. 2011

APS Retail Price Compared with Consumer Price Index * Reflects approval of pending general rate request Spring 2007 (20)% (10)% 0% 10% 20% 30% 40% 50% 60% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 CPI APS Price 2007 Proposed *

Fuel-related $ 194 $ 280 Non-fuel (1) (68) Total $ 193 $ 212 Percent increase 9.1% 10% Return on equity 10.25% 9.25% Capital structure Long-term debt 45% 50% Common equity 55% 50% APS Retail Rate Case ACC Staff and RUCO Recommendations Staff RUCO Annual Revenue Increases (Decreases) $ Millions

Potential Major Transmission Project Wyoming to Arizona Expand resources to meet rapid load growth Enhance resource portfolio reliability and economics Increase system import capability Improve fuel diversity Access renewable wind and clean coal resources TransWest Express Arizona Utah Nevada Wyoming California New Mexico TransWest Express Project Other Planned Projects Upgrades Power Plant Substation Existing Lines

CALIFORNIA CALIFORNIA CALIFORNIA MOENKOPI MEAD/ MARKETPLACE/ LAS VEGAS NAVAJO SAN JUAN FOUR CORNERS GLEN CANYON UTAH UTAH COLORADO FLAGSTAFF CHOLLA MCKINLEY CORONADO SPRINGER- VILLE GREENLEE (AEPCO) (TEP) SILVERKING APACHE VAIL SOUTH BICKNELL N GILA PALO VERDE LIBERTY KYRENE PINNACLE PEAK WEST WING PERKINS SAGUARO KEY: 500 kV 345 kV to 360 kV 230 kV to 287 kV UTAH BOUSE Arizona Transmission System SHIPROCK TRIBAL LAND

WECC Available Transmission Capability 3,007 301 290 5,263 2,478 3,989 Summer 2006 estimates (MW)

SunCor Overview IDAHO UTAH NEW MEXICO ARIZONA Boise St. George Santa Fe Albuquerque Sedona Prescott Phoenix As of September 30, 2006 Commercial and residential real estate developer in Western U.S. Total assets $608 million Stockholder's equity $274 million Projects under development 8 master-planned communities 6 major commercial projects 500,000 square feet of mixed-use urban infill

SunCor Balance Sheet Summary $ Millions Legacy Properties $ 183 Post-1990 Properties 357 Total Properties 540 Other 68 Total Assets $ 608 As of September 30, 2006 Liabilities $ 284 Minority Interest 50 Stockholder's Equity 274 Total Liabilities & Equity $ 608

Legacy Properties ($ Millions) 2001 2002 2003 2004 2005 2006 Master Planned Owned 269 301 173 148 170 172 Master Planned Developed for Others 0 0 0 0 0 0 Commercial, Golf and Other 8 5 2 1 1 1 Total Legacy Properties 277 306 175 149 171 173 POST-1990 PROPERTIES 2001 2002 2003 2004 2005 2006 Master Planned Owned 40 32 30 20 10 10 Master Planned Developed for Others 84 81 88 137 157 238 Commercial, Golf and Other 64 45 88 99 101 143 Total Post-1990 Properties 188 157 206 256 269 391 $ Millions $ Millions SunCor Project Diversity by Type Legacy Properties Post-1990 Properties Master Planned Owned Master Planned Ventures with Landowners Commercial & Other 2001 2002 2003 2004 2005 2006* 2001 2002 2003 2004 2005 2006* * Unaudited

Legacy ($ Millions) 2001 2002 2003 2004 2005 2006 Metro Phoenix 277 306 175 149 171 173 Northern AZ Utah New Mexico Idaho Total Legacy 277 306 175 149 171 173 Legacy Properties Post-1990 Properties 2001 2002 2003 2004 2005 2006* Post-1990 ($ Millions) 2001 2002 2003 2004 2005 2006 Metro Phoenix 89 68 115 117 110 152 Northern AZ 47 35 36 45 53 98 Utah 27 28 29 33 39 46 New Mexico 25 26 26 49 55 73 Idaho 0 0 0 11 12 22 Total Post 1990 188 157 206 256 269 391 2001 2002 2003 2004 2005 2006* Metro Phoenix Northern Arizona Utah New Mexico Idaho SunCor Geographic Project Diversity $ Millions $ Millions * Unaudited

SunCor Project Summaries Master-Planned Communities Estimated Year Original 9/30/06 Acquired Acreage Acreage Palm Valley (Phoenix, AZ) 1987 11,300 2,700 Rancho Viejo Phase I (Santa Fe, NM)* 1996 2,500 1,500 Coral Canyon (St. George, UT)* 1998 2,500 750 StoneRidge (Northern AZ)* 2001 1,840 1,100 Avimor (Boise, ID)* 2003 12,500 12,500 Prescott Lakes (Northern AZ)* 2004 175 175 Campbell Ranch (Albuquerque, NM)* 2006 2,600 2,600 Yavapai Ranch (Northern AZ)* 2006 25,000 25,000 * Venture with landowner

SunCor Project Summaries Major Commercial Projects Estimated Year Original 9/30/06 Acquired Acreage Acreage Talavi 1987 140 7 Centrepoint 1989 80 3 Hayden Ferry Lakeside Office & Condos 2000 17 15 Rio West Business Park 2004 25 25 Alameda Crossing (Palm Valley) 2006 21 17 Palm Valley Office Park Phase 3 2006 4 4